Exhibit (j)

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of Fidelity Select Portfolios: Fidelity Telecom and Utilities Fund of our report dated March 13, 2012 on the financial statements and financial highlights included in the January 31, 2012 Annual Report to Shareholders of the above referenced fund, which is also incorporated by reference into the Registration Statement.

We further consent to the references to our Firm under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information.

/s/PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2012

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of Fidelity Select Portfolios: Fidelity Real Estate Investment Portfolio, of our report dated September 12, 2012 on the financial statements and financial highlights included in the July 31, 2012 Annual Report to Shareholders of the above referenced fund, which is also incorporated by reference into the Registration Statement.

We further consent to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.

____________________________
/s/PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP
Boston, Massachusetts December 12, 2012

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference into the Prospectuses and Statements of Additional Information in Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of Fidelity Select Portfolios: Fidelity International Real Estate Fund of our report dated September 13, 2012 on the financial statements and financial highlights included in the July 31, 2012 Annual Report to Shareholders of the above referenced fund, which is also incorporated by reference into the Registration Statement.

We further consent to the references to us under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statements of Additional Information.

/s/PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP
Boston, Massachusetts December 12, 2012